TAX-FREE FUND OF COLORADO

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                              Dated April 24, 2003
                           As previously supplemented
                                October 21, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Fund's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Fund. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Fund or the fees being paid. These changes will not affect sub-advisory arrangements. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Kirkpatrick Pettis Investment Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

         The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio daily.

     During the fiscal year ended December 31, 2002 the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about Manager and the Sub-Adviser

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of March 31, 2003, these funds had aggregate assets of approximately $3.8 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     The Sub-Adviser, with a local office at 1600 Broadway, Denver, Colorado 80202, is a wholly-owned subsidiary of KFS Corporation, a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Fund's portfolio is managed in the Sub-Adviser's Denver office. Founded in 1981, the Sub-Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $400 million of clients' assets.

     Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns is Senior Vice President and has been a Vice President of the Sub-Adviser since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

     Mr. Robert Schultz is the back-up portfolio manager and research analyst. He has 10 years' experience with fixed-income securities having worked at John Nuveen & Company and U.S. Bancorp Piper Jaffray in Chicago. He has an MBA from Loyola University (Chicago) and a BS in Finance from Miami University (Ohio).

     The Sub-Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114. Since 1983, the Sub-Adviser has been wholly-owned, directly or indirectly, by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.




                 The date of this supplement is January 2, 2004